Supplement to the
Fidelity® Environment and Alternative Energy Fund
April 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Julia Pei (Co-Portfolio Manager) has managed the fund since 2021.
Brian Aronson (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about June 30, 2025, Ms. Pei will transition off the fund, and Mr. Aronson will assume sole portfolio manager responsibilities.
ENV-SUSTK-0225-103 1.9886548.103	February 7, 2025